UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2017

ARMSTRONG WORLD INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	1-2116	23-0366390
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2500 Columbia Avenue P.O. Box 3001 Lancaster, Pennsylvania		17603
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (717) 397-0611

NA

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ◻

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Section 7 – Regulation FD

Item 7.01	Regulation FD Disclosure.

On June 6, 2017, Armstrong World Industries, Inc. (the “Company”) announced that management will present at the Deutsche Bank 8th Annual Global Industrials & Materials Summit on Thursday, June 8, 2017 at or around 9:20 AM (Central Time) at the Westin Chicago River North Hotel. A copy of the management presentation is attached as Exhibit 99.1 and also available, together with a link to the webcast, will be available in the “Investors” section of the Company’s website at www.armstrongceilings.com.

The information in this report, including Exhibit 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Act, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Section 8 - Other Events

Item 8.01	Other Events.

On June 6, 2017, the Company issued a press release announcing that management will present at the Deutsche Bank 8th Annual Global Industrials & Materials Summit. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Management Presentation for Deutsche Bank 8th Annual Global Industrials & Materials Summit dated June 8, 2017

99.2	Press Release of Armstrong World Industries, Inc. dated June 6, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARMSTRONG WORLD INDUSTRIES, INC.

	By:	/s/ Mark A. Hershey
Mark A. Hershey
Senior Vice President, General Counsel, Secretary and Chief Compliance Officer

Date: June 6, 2017

EXHIBIT INDEX

Exhibit No.	Description

99.1	Management Presentation for Deutsche Bank 8th Annual Global Industrials & Materials Summit dated June 8, 2017

99.2	Press Release of Armstrong World Industries, Inc. dated June 6, 2017